UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2020
______________________
State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street
Boston	Massachusetts	02111
(Address of principal executive offices, and Zip Code)

Registrant’s telephone number, including area code:	(617)	786-3000
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	STT	New York Stock Exchange

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRC.CL	New York Stock Exchange
Non-Cumulative Perpetual Preferred Stock, Series C, without par value per share

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRD	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, without par value per share

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRG	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series G, without par value per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.
State Street Corporation is reporting on this Current Report on Form 8-K an increase of $140 million to the fourth-quarter 2019 legal accrual associated with the invoicing matter first reported in December 2015. This additional accrual relates to events that developed subsequent to January 17, 2020, the date State Street originally announced its financial results for the fourth-quarter and full-year ended December 31, 2019.
The table below sets forth State Street’s summary financial results for the fourth-quarter and full-year ended December 31, 2019, both as originally announced on January 17, 2020 and as adjusted to reflect the effects of the $140 million legal accrual increase.

$ in millions, except per share data GAAP -basis	4Q19	4Q19	4Q19	2019	2019	2019
	As previously reported	Adjustment	As adjusted	As previously reported	Adjustment	As adjusted
Revenue	$3,048	$—	$3,048	$11,756	$—	$11,756
Expenses	2,267	140	2,407	8,894	140	9,034
Earnings per share (EPS)	1.73	(0.38)	1.35	5.75	(0.37)	5.38
Return on average common equity (ROE)	11.6%	(2.6)%	9.0%	10.0%	(0.6)%	9.4%
Pre-tax margin	25.5	(4.6)	20.9	24.3	(1.2)	23.1

State Street is making available an updated financial information addendum for the fourth-quarter and full-year 2019 reflecting the additional legal accrual. The updated addendum is furnished with this report as Exhibit 99.1 and incorporated by reference in this Item 2.02.

State Street’s Annual Report on Form 10-K, to be filed with the Securities and Exchange Commission on the date hereof, will reflect the effects of the increased legal accrual and the adjusted financial results described above.

Our legal accrual associated with the invoicing matter, including the increase described above, reflects our intention to seek to resolve the related pending government investigations and civil litigation. In late January 2020, the Department of Justice outlined a framework for a possible resolution of their review of this matter, and we have subsequently inquired of the Department of Labor on the status of their review. We expect that any settlement with the DOJ will include both financial and non-financial provisions.There can be no assurance that we will reach a settlement in any of these proceedings, including the DOJ or DOL reviews, on financial or other terms acceptable to us or at all. The aggregate amount of penalties that may potentially be imposed upon us in connection with the resolution of all government investigations and civil litigation relating to the invoicing matter is not currently known and might be significantly in excess of our current accrual. The outcome of any of these proceedings and, in particular, any criminal sanction could materially adversely affect our results of operations and could have significant collateral consequences for our business and reputation.

Forward Looking Statements

This report, including this Item 2.02 and the materials furnished under Item 9.01, contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding pending government investigations and civil litigation associated with our previously disclosed invoicing matter, as well as regarding our business, financial and capital condition, results of operations, strategies, the financial and market outlook, dividend and stock purchase programs, governmental and regulatory initiatives and developments, expense reduction programs, new client business, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “outlook,” “guidance,” “expect,” “priority,” “objective,” “intend,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “will,” “trend,” “target,” “strategy” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements.

Important factors that could cause actual results to differ materially from those indicated by any forward-looking statements, include, but are not limited, those set forth in our 2018 Annual Report on Form 10-K and our subsequent SEC filings, including, but not limited to, our 2019 Annual Report on Form 10-K expected to be filed with the SEC on the date hereof. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this report should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this report is filed with the SEC, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 20, 2020, State Street Corporation’s Board of Directors amended Article II Section 3 of the corporation’s by-laws, with immediate effect. The by-laws, as amended, allow for the removal of any director with or without cause at a meeting of shareholders duly called and noticed for that purpose. Prior to this amendment, the by-laws provided for the removal of a director by the shareholders only for cause. Other than this amendment, no other changes were made to the by-laws.
Item 7.01.    Regulation FD Disclosure.

On February 20, 2020, State Street Corporation made available an updated slide presentation providing highlights of its fourth-quarter 2019 and full-year 2019 results of operations and related information as of December 31, 2019. The updated slide presentation reflects the additional legal accrual disclosed in Item 2.02 above. A copy of that slide presentation is furnished herewith as Exhibit 99.2 and is incorporated by reference in this Item 7.01.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.
State Street Corporation's updated fourth-quarter 2019 and full-year 2019 financial information addendum is furnished herewith as Exhibit 99.1 and is incorporated by reference in Item 2.02 hereof; and an updated slide presentation providing highlights of State Street's fourth-quarter 2019 and full-year 2019 results of operations and related information as of December 31, 2019 is furnished herewith as Exhibit 99.2 and is incorporated by reference in Item 7.01 hereof. State Street's by-laws, as amended reflecting the amendment reported in Item 5.03 hereof, is filed herewith as Exhibit 3.1.

	Exhibit No.	Description
	3.1	By-laws, as amended
	99.1	Updated State Street's fourth-quarter 2019 and full-year 2019 financial information addendum (this Exhibit 99.1 is furnished, not filed)
99.2
Updated slide presentation providing highlights of State Street's fourth-quarter 2019 and full-year 2019 results of operations and related information as of December 31, 2019 (this Exhibit 99.2 is furnished, not filed)

*	104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Submitted electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ IAN W. APPLEYARD
		Name:	Ian W. Appleyard,
		Title:	Executive Vice President, Global Controller and Chief Accounting Officer
Date:	February 20, 2020